SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 28, 2001

Cardiac Pathways Corporation
 (Exact name of Registrant as specified in its charter)

Delaware	000-28372	77-0278793
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 Benecia Avenue
Sunnyvale, CA 94085
(Address of principal executive offices)

(408) 737-0505
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. OTHER EVENTS

      On June 28, 2001, Cardiac Pathways Corporation (the “Company”) entered into an Agreement and Plan of Merger with Boston Scientific Corporation and Adam Acquisition 2001 Inc., a wholly-owned subsidiary of Boston Scientific Corporation. Copies of the Agreement and Plan of Merger and the Company’s and Boston Scientific Corporation’s June 29, 2001 joint press release regarding the merger are attached as Exhibits to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

Exhibit
Number	Description

99.1	Agreement and Plan of Merger dated June 28, 2001.

99.2	Boston Scientific Corporation and Cardiac Pathways Corporation Joint Press Release issued June 29, 2001.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardiac Pathways Corporation (Registrant)

Date: July 5, 2001	By: /s/ Thomas M. Prescott Thomas M. Prescott President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Agreement and Plan of Merger dated June 28, 2001

99.2	Boston Scientific Corporation and Cardiac Pathways Corporation Joint Press Release, issued June 29, 2001